EXHIBIT 10.4

EXECUTION COPY

CONSENT AND AMENDMENT

                     CONSENT AND AMENDMENT, dated as of August 11, 2003 (this “Amendment”), under the CREDIT AGREEMENT, dated as of November 18, 1997, as amended and restated as of dated as of July 2, 2003 (the “Credit Agreement”), among BALLY TOTAL FITNESS HOLDING CORPORATION, a Delaware corporation (the “Borrower”), the lenders parties thereto (the “Lenders”), JPMORGAN CHASE BANK, as agent for the Lenders (the “Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent. Terms used herein, but not defined, shall have the respective meanings set forth in the Credit Agreement.

W I T N E S S E T H:

                     WHEREAS, pursuant to the provisions of Section 10.06 of the Credit Agreement and the definition of “Revolving Credit Commitment Amount” in Section 1.01 of the Credit Agreement, the undersigned may effect a Revolving Credit Commitment Amount Increase; and

                     WHEREAS, the Borrower has requested, and the undersigned Agent and Lender wish to consent to, such a Revolving Credit Commitment Amount Increase and certain associated amendments to the Credit Agreement;

                     NOW, THEREFORE, the parties hereto hereby agree as follows:

                     1.       Revolving Credit Commitment Amount Increase. Pursuant to Section 10.06 of the Credit Agreement and the definition of “Revolving Credit Commitment Amount” in Section 1.01 of the Credit Agreement, the Borrower hereby requests a Revolving Credit Commitment Amount Increase in the aggregate principal amount of $10,000,000, such Revolving Credit Commitment Amount Increase shall be provided by General Electric Capital Corporation (the “New Lender”) and the Agent and the New Lender each consent to such Revolving Credit Commitment Amount Increase.

                     2.       New Lender. (a) The New Lender agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, as of the Effective Date (as defined below), become a Lender for all purposes of the Credit Agreement and of the other Loan Documents to the same extent as if originally a party thereto, with a Revolving Credit Commitment of $10,000,000. Without limitation of the foregoing, on the Effective Date the New Lender shall acquire an undivided participating interest in each outstanding Letter of Credit in accordance with Section 2.19 of the Credit Agreement.

                     (b) The New Lender (i) represents and warrants that it is legally authorized to enter into this Consent and Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.13 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Consent and Amendment; (iii) agrees that it has made and will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents or any instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and the other Loan Documents and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.16 of the Credit Agreement.

                     (c) The New Lender’s address for notices for the purposes of the Credit Agreement is as follows:

                          General Electric Capital Corporation
                          Corporate Financial Services
                          201 High Ridge Road
                          Stamford, CT  06927-5100
                          Attention: Josephine Takami
                          Telephone: (203) 316-7710
                          Telecopy: (203) 602-8344

                     3.       Amendments. Pursuant to Section 10.06 of the Credit Agreement, the Borrower and the Agent hereby amend (a) the definition of the term “Revolving Credit Commitment Amount” as such term appears in Section 1.01 of the Credit Agreement by deleting “$90,000,000” therein and inserting in lieu thereof “$100,000,000” and (b) Exhibit C (List of Commitment Percentages) to the Credit Agreement by deleting such Exhibit in its entirety and inserting in lieu thereof the replacement Exhibit C attached to this Consent and Amendment. Notwithstanding other provisions of the Credit Agreement to the contrary, the Borrower shall pay interest, fees and commissions with respect to the New Lender’s Revolving Credit Commitment as appropriate to reflect the period of time for which the New Lender has been a Lender.

                     4.       Conditions to Effectiveness of this Consent and Amendment. This Consent and Amendment shall become effective (the “Effective Date”) at such time as the Agent shall have received (i) counterparts of this Consent and Amendment duly executed and delivered by a duly authorized officer of each of the Borrower, each Guarantor, the New Lender and the Agent and (ii) a certificate of the Borrower stating that the Revolving Credit Commitment Amount Increase referred to in Section 1 above does not violate (x) the terms of the 1997 Indenture or the 1998 Indenture and that all Obligations incurred under the Credit Documents constitute Senior Indebtedness (as defined in the 1997 Indenture and the 1998 Indenture) and (y) the terms of the Senior Unsecured Notes Indenture and all Obligations incurred under the Credit Documents constitute Senior Debt (as defined in the Senior Unsecured Notes Indenture).

                     5.       Representations and Warranties. The Borrower represents and warrants to each Lender that as of the Effective Date, prior to giving effect to this Consent and Amendment and after giving effect to this Consent and Amendment, (i) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

                     6.       Guarantor Acknowledgement. Each Guarantor hereby acknowledges and agrees, with respect to each of the Guarantees and Collateral Documents (as such term is defined in the Confirmation and Consent) and other Loan Documents that it has executed, that:

                     (a) the obligations of the Borrower under the Credit Agreement are increased pursuant to this Amendment and Consent;

                     (b) all of its obligations, liabilities, indebtedness and Liens under the Guarantees and Collateral Documents and the other Loan Documents remain in full force and effect on a continuous basis, unpaid, unimpaired, uninterrupted and undischarged, after giving effect to this Consent and Amendment and the Revolving Credit Commitment Amount Increase provided pursuant hereto; and

                     (c) all of the Liens and security interests created and arising under the Guarantees and Collateral Documents and the other Loan Documents remain in full force and effect on a continuous basis, unpaid, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority, after giving effect to this Consent and Amendment and the Revolving Credit Commitment Amount Increase provided pursuant hereto, as collateral security for the Obligations (including Obligations in respect of the Revolving Credit Commitment Amount Increase).

                     7.       Counterparts. This Consent and Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                     8.       Continuing Effect; No Other Amendments. Except to the extent the Credit Agreement is expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. This Consent and Amendment shall constitute a Credit Document.

                     9.       GOVERNING LAW. THIS CONSENT AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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                     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      BALLY TOTAL FITNESS HOLDING CORPORATION

                                        By: _____________________________
                                            Name:
                                            Title:

                                      BALLY'S FITNESS AND RACQUET CLUBS, INC.
                                      BALLY FITNESS FRANCHISING, INC.
                                      BALLY FRANCHISE RSC, INC.
                                      BALLY FRANCHISING HOLDINGS, INC.
                                      BALLY TOTAL FITNESS CLINICS, INC.
                                      BALLY TOTAL FITNESS CORPORATION
                                      BALLY TOTAL FITNESS HOLDING CORPORATION
                                      BALLY TOTAL FITNESS INTERNATIONAL, INC.
                                      BALLY TOTAL FITNESS OF MISSOURI, INC.
                                      BALLY TOTAL FITNESS OF TOLEDO, INC.
                                      BFIT REHAB OF BOCA RATON, INC.
                                      BFIT REHAB OF KENDALL, INC.
                                      BFIT REHAB OF WEST PALM BEACH, INC.
                                      BFIT REHABILITATION SERVICES, INC.
                                      CONNECTICUT COAST FITNESS CENTERS, INC.
                                      CONNECTICUT VALLEY FITNESS CENTERS, INC.
                                      GREATER PHILLY NO. 1 HOLDING COMPANY
                                      GREATER PHILLY NO. 2 HOLDING COMPANY
                                      HEALTH & TENNIS CORPORATION OF NEW
                                      YORK
                                      HOLIDAY HEALTH & FITNESS CENTERS OF NEW
                                         YORK, INC.
                                      HOLIDAY HEALTH CLUBS AND FITNESS
                                            CENTERS, INC.
                                      HOLIDAY HEALTH CLUBS OF THE SOUTHEAST,
                                            INC.
                                      HOLIDAY HEALTH CLUBS OF THE EAST COAST,
                                            INC.
                                      HOLIDAY/SOUTHEAST HOLDING CORP.
                                      HOLIDAY SPA HEALTH CLUBS OF CALIFORNIA
                                      HOLIDAY UNIVERSAL, INC.
                                      JACK LALANNE FITNESS CENTERS, INC.
                                      JACK LALANNE HOLDING CORP.
                                      MANHATTAN SPORTS CLUB, INC.

                                      NEW FITNESS HOLDING CO., INC.
                                      NYCON HOLDING CO., INC.
                                      PHYSICAL FITNESS CENTERS OF PHILADELPHIA,
                                         INC.
                                      PROVIDENCE FITNESS CENTERS, INC.
                                      POWERFLEX CORPORATION
                                      RHODE ISLAND HOLDING COMPANY
                                      SCANDINAVIAN HEALTH SPA, INC.
                                      SCANDINAVIAN U.S. SWIM & FITNESS, INC.
                                      TIDELANDS HOLIDAY HEALTH CLUBS, INC.
                                      U.S. HEALTH, INC.
                                      59TH STREET GYM LLC
                                      708 GYM LLC
                                      ACE, LLC
                                      CRUNCH FITNESS INTERNATIONAL, INC.
                                      CRUNCH L.A. LLC
                                      CRUNCH WORLD LLC
                                      FLAMBE LLC
                                      MISSION IMPOSSIBLE, LLC
                                      SOHO HO LLC
                                      SPORTSLIFE GWINNETT, INC.
                                      SPORTSLIFE, INC.
                                      SPORTSLIFE ROSWELL, INC.
                                      SPORTSLIFE STONE MOUNTAIN, INC.
                                      SPORTSLIFE TOWN CENTER II, INC.
                                      WEST VILLAGE GYM AT THE ARCHIVES LLC

                                      By:   ___________________________________________
                                            Name:
                                            Title: ____________________________________
                                                   for each of the Guarantors listed above

                                      JPMORGAN CHASE BANK, as Agent

                                      By:   ___________________________________
                                            Name:
                                            Title:

                                      GENERAL ELECTRIC CAPITAL CORPORATION, as
                                      New Lender

                                      By:   ___________________________________
                                            Name:
                                            Title:

EXHIBIT C
to the Credit Agreement

LIST OF COMMITMENT PERCENTAGES
         |======================================|===============|===============|
         |                                      | Revolving     | Commitment    |
         |                                      | Credit        | Percentage    |
         |                                      | Commitment    |               |
         | Lender                               |               |               |
         |======================================|===============|===============|
         | JPMorgan Chase Bank                  |   $20,000,000 |      20.0000% |
         |--------------------------------------|---------------|---------------|
         | Deutsche Bank Trust Company Americas |   $20,000,000 |      20.0000% |
         |--------------------------------------|---------------|---------------|
         | LaSalle Bank, National Association   |   $20,000,000 |      20.0000% |
         |--------------------------------------|---------------|---------------|
         | Bank One, N.A.                       |   $10,000,000 |      10.0000% |
         |--------------------------------------|---------------|---------------|
         | US Bank National Association         |   $10,000,000 |      10.0000% |
         |--------------------------------------|---------------|---------------|
         | Wells Fargo Bank, N.A.               |   $10,000,000 |      10.0000% |
         |--------------------------------------|---------------|---------------|
         | General Electric Capital Corporation |   $10,000,000 |      10.0000% |
         |--------------------------------------|---------------|---------------|
         | TOTAL:                               |  $100,000,000 |          100% |
         |======================================|===============|===============|